UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 4, 2009
THE TIMBERLAND COMPANY
(Exact name of Registrant as Specified in Charter)

DELAWARE	1-9548	02-0312554

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Domain Drive, Stratham, NH	03885

(Address of Principal Executive Offices)	(Zip Code)
(603) 772-9500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The following disclosure is made pursuant to paragraph (e) of Item 5.02:
          On March 4, 2009, the Management Development and Compensation Committee of the Board of Directors of The Timberland Company (the “Company”) approved the terms of the Company’s 2009 Executive Long Term Incentive Program (“2009 LTIP”) with respect to certain Company executives. On March 5, 2009, the Board of Directors also approved the 2009 LTIP with respect to the Company’s President and Chief Executive Officer, Jeffrey B. Swartz. The 2009 LTIP was established under the Company’s 2007 Incentive Plan. The performance based awards under the 2009 LTIP are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.
          Under the terms of the 2009 LTIP, awards will consist of performance stock units (“PSUs”), equal in value to one share of the Company’s Class A Common Stock, which units, if earned, shall be granted and shall vest immediately upon approval of the Board of Directors of the achievement of the applicable performance metric. Also under the terms of the 2009 LTIP, performance vested stock options (“PVSOs”) were granted on March 5, 2009, with an exercise price equal to the closing price of the Company’s Class A Common Stock as quoted on the New York Stock Exchange on such date. The PVSOs, if earned, shall vest in three equal annual installments following the end of the applicable performance period.
          The payout of the performance awards will be based on the Company’s achievement of certain levels of earnings before interest, taxes, depreciation and amortization (“EBITDA”), with threshold, budget, target and maximum award values based upon actual EBITDA of the Company during the applicable performance periods equaling or exceeding such levels. Awards, if earned, are expected to be settled, subject to the vesting schedules described above, in early 2010 and 2012.
          The type of award and the number of awards that can be earned under the 2009 LTIP by the following executives are as follows:

	Threshold Award	Budget Award	Target Award	Maximum Award
Jeffrey B. Swartz
PSUs	0	62,500	125,000	250,000
PVSOs	0	83,333	166,667	333,333
Carden N. Welsh
PSUs	0	18,750	37,500	75,000
PVSOs	0	25,000	50,000	100,000
Michael J. Harrison
PSUs	0	18,750	37,500	75,000
PVSOs	0	25,000	50,000	100,000
John D. Crimmins, III
PSUs	0	9,375	18,750	37,500
PVSOs	0	12,500	25,000	50,000
Eugene R. McCarthy
PSUs	0	9,375	18,750	37,500
PVSOs	0	12,500	25,000	50,000

          The actual value of the performance awards earned, if any, by such executives with respect to the 2009 LTIP will be based upon the extent to which the performance conditions described above are satisfied and on the future value of the Company’s stock.
          A copy of the 2009 LTIP will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending April 3, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY

By: Name:	/s/ John Crimmins John Crimmins
Title:	Chief Financial Officer
Date: March 10, 2009